J M P
SECURITIES

CORPORATION ACCOUNT

(Authorizing Trading in Securities and Commodities and Permitting Margin Transactions, Options and Short Sales)

A/C # ______________

TO the broker-dealer identified in the annexed resolutions,

The undersigned Corporation, by Jack Van Hulst its President, pursuant to the resolutions, a copy of which, certified by the Secretary, is annexed hereto, hereby authorizes you to open an account in the name of said Corporation; and the undersigned represents that no one other than the undersigned has any interest in such account. The undersigned also encloses herewith your Margin/Loan Agreement and Options Agreement (if applicable) duly executed on behalf of the Corporation. This authorization shall continue in force until revoked by the undersigned Corporation by a written notice, addressed to you and delivered at your main office. We agree that your clearing firm, in its own name and for its own benefit, shall be entitled to exercise and enforce directly against us the forgoing representation and authorization, the provisions of said agreements, and the provisions of the annexed resolutions.

Dated, February 17, 2010

New Brunswick (City) N.J. (State)

Very truly yours,

[signature]

By Jack Van Hulst
President

I, Jack Van Hulst, being the Secretary of Senesco Technologies, Inc. ______________, hereby certify that the annexed resolutions were duly adopted at a meeting of the Board of Directors of said Corporation, duly held on the ________ day of February at which a quorum of said Board of Directors was present and acting throughout and that no action has been taken to rescind or amend said resolutions and the same are now in full force and effect.

I further certify that each of the following has been duly elected and is now legally holding the office set opposite his name:

Jack Van Hulst, President

______________, Vice President

Joel Brooks, Treasurer

Jack Van Hulst, Secretary

I further certify that the said Corporation is duly organized and existing and has the power to take the action called for by the resolutions annexed hereto.

IN WITNESS WHEREOF, I have hereunto affixed my hand this ______________ day of February 17, 2010.

[signature] JACK VANHULST
Secretary

Seal

CERTIFIED COPY OF CERTAIN RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS
WHEREBY THE ESTABLISHMENT AND MAINTENANCE
OF TRADING ACCOUNTS HAVE BEEN AUTHORIZED

RESOLVED -

FIRST: That the President or any Vice President of this Corporation, or CFO ____________________ or [illegible] be and they hereby are, and each of them hereby is, authorized and empowered, for and on behalf of this corporation (herein called the "Corporation"), to establish and maintain one or more accounts, which may be margin accounts, with ____________________________________(herein called the "Brokers") for the purpose of purchasing, investing in, or otherwise acquiring, selling (including short-sales), possessing, transferring, exchanging, pledging, or otherwise disposing of, or turning to account of, or realizing upon, and generally dealing in and with (a)* any and all forms of securities including, but not by way of limitation, shares, stocks, bonds, debentures, notes, scrip, participation certificates, rights to subscribe, options, warrants, certificates of deposit, mortgages, choses in action, evidences of indebtedness, commercial paper, certificates of indebtedness and certificates of interest of any and every kind and nature whatsoever, secured or unsecured, whether represented by trust, participating and/or other contracts of the future delivery thereof, whether represented by trust, participating and/or other certificates or otherwise.

The fullest authority at all times with respect to any such commitment or with respect to any transaction deemed by any of the said officers and/or agents to be proper in connection therewith is hereby conferred, including authority (without limiting the generality of the foregoing) to give written or oral instructions to the Brokers with respect to said transactions; to borrow money and securities and if transactions to commodities are authorized hereby to borrow commodities and/or future contracts in commodities, and to borrow such money, securities, commodities and/or future contracts in commodities from or through the Brokers, and to secure repayment thereof with the property of the Corporation; to bind and obligate the Corporation to and for the carrying out of any contract, arrangement, or transaction, which shall be entered into by any such officer and/or agent for and on behalf of the Corporation with or through the Brokers; to pay in cash or by checks and/or drafts drawn upon the funds of the Corporation such sums as may be necessary in connection with any of the said accounts; to deliver securities, contracts and/or commodity futures to the Brokers; to order the transfer or delivery thereof to any other person whatsoever, and/or to order the transfer of record of any securities, or contracts or titles, to any name selected by any of the said officers or agents; to affix the corporate seal to any documents or agreements, or otherwise; to endorse any securities and/or contracts in order to pass title thereto; to direct the sale or exercise of any rights with respect to any securities; to sign for the Corporation all releases, powers of attorney and/or other documents in connection with any such account, and to agree to any terms or conditions to control any such account; to direct the Brokers to surrender any securities to the proper agent or party for the purpose of effecting any exchange or conversion, or for the purpose of deposit with any protective or similar committee, or otherwise; to accept delivery of any securities, contracts and/or commodity futures; to appoint any other person or persons to do any and all things which any of the said officers and/or agents is hereby empowered to do, and generally to do and take all action necessary in connection with the account, or considered desirable by such officer and/or agent with respect thereto.

SECOND: That the Brokers may deal with any and all of the persons directly or indirectly by the foregoing resolution empowered, as though they were dealing with the Corporation directly.

THIRD: That the Secretary of the Corporation be and he hereby is authorized, empowered and directed to certify, under the seal of the Corporation, or otherwise, to the Brokers:

(a) a true copy of these resolution;
(b) specimen signatures of each and every person by these resolutions empowered;
(c) a certificate (which, if required by the Brokers, shall be supported by an opinion of the general counsel of the Corporation, or other counsel satisfactory to the Brokers) that the Corporation is duly organized and existing, that its charter empowers it to transact the business by these resolutions defined, and that no limitation has been imposed upon such powers by the By-Laws or otherwise.

Note. If either (a) or (b) in the first paragraph is not applicable please strike out the inapplicable part.

FOURTH: That the Brokers may rely upon any certification given in accordance with these resolutions, continuing fully effective unless and until the Brokers shall receive due written notice of a change in or the rescission of the authority so evidenced and the dispatch or receipt of any other form of notice shall not constitute a waiver of this provision, nor shall the fact that any person hereby empowered ceases to be an officer of the Corporation, or becomes an officer under some other title, in any way affect the powers hereby conferred. The failure to supply any specimen signature shall not invalidate any transaction if the transaction is in accordance with authority actually granted.

FIFTH: That in the event of any change in the office or powers of persons hereby empowered, the Secretary shall certify such changes to the Brokers in writing in the manner hereinabove provided, which notification, when received shall be adequate both to terminate the powers of the person theretofore authorized, and to empower the persons thereby substitute.

SIXTH. That the foregoing resolutions and the certificates actually furnished to the Brokers by the Secretary of the Corporation pursuant thereto, be and they hereby are made irrevocable until written notice of the revocation thereof shall have been received by the Brokers.

J M P

RESOLUTION (CORPORATION)

BE IT RESOLVED, that the President .... Jack Van Hulst ....
(Name)

Vice President .... , Treasurer Joel Brooks ....
(Name) (Name)

or any one of them acting individually, be and they are hereby authorized to sell, assign and endorse for transfer, certificates representing stocks, bonds, or other securities now registered or hereafter registered in the name of this corporation.

I, ... Jack Van Hulst ...., Secretary of
(Name)

.... Seresco Technologies, Inc. ....
(Name of Corporation)

incorporated under the laws of the State of Delaware ....,
hereby certify that the foregoing is a true copy of a resolution duly adopted by the Board of Directors of said corporation at a meeting duly held the .... day of February ... 2010, at which a quorum was present and voting, and that the same has not been repealed or amended, and remains in full force effect and does not conflict with the bylaws of said corporation.

(CORPORATE SEAL)

____
(If No Seal, Certify that there is No Seal)

Date: 2/17/2010 ....

[signature] JACK VANHULST
Secretary
(Must not be signed by any officer named in the Resolution)

Subscribed and Sworn To Before Me

This ______ Day of ______ , 20

....
Notary Public
(Affix Seal)

MARGIN AGREEMENT

Account Number ____________________

1. I agree as follows with respect to the margin account I have opened with you for the purchase and sale of securities and/or the borrowing of funds. I understand that you have designated Ridge Clearing & Outsourcing Solutions, Inc. ("Clearing Firm") as your clearing firm. I acknowledge and agree that the margin credit extended to me hereunder is provided by Clearing Firm.

2. I am of legal age and no one except the undersigned has any interest in this account.

3. All transactions for my account shall be subject to the constitution, rules, regulations, customs and usages of the exchange or market (and its clearinghouse, if any) where executed.

4. Any and all securities or commodities or contracts relating thereto and all other property of whatsoever kind belonging to me or in which I may have an interest held by you or carried for my account shall be subject to a general lien for the discharge of my obligations to you, however arising and without regard to whether or not you have made advances with respect to such property, and without notice to me, may be carried in your general loans and may be pledged, re-pledged, hypothecated or re-hypothecated, separately or in common with other securities and commodities or any other property, for the sum due to you thereon or for a greater sum and without retaining in your possession and control for delivery a like amount of similar securities, commodities or other property.

5. I will maintain such margins as you may in your discretion require from time to time and will pay on demand any debit balance owing with respect to any of my accounts, and I will, at your request from time to time, deposit such additional collateral as may be required by the rules of any exchange or regulatory agency or as may be considered necessary or appropriate, in your discretion, to secure my obligations to you. You may, whenever in your discretion you consider it necessary for your protection, sell any or all securities or commodities or contracts relating thereto held in any of my accounts, including safekeeping accounts, and you may borrow or buy in any securities or commodities required to make delivery against any sale effected for me. Such sale or purchase may be public or private and may be made without advertising or notice to me and in such manner as you may in your discretion determine, and at any such sale you may purchase the property free from any right of redemption, and I shall be liable for any deficiency.

6. I agree to pay interest and service charges upon my account monthly at the prevailing rate as determined by you. The interest charged on the average debit balances appears on the monthly statement and indicates rate and period covered. The rate may change from time to time without notice due to fluctuations in money market rates or from other causes. It is computed by the ordinary interest method, which assumes a year to have 360 days. The actual number of days within the period is used as the numerator.

7. I agree that, in giving orders to sell, all "short" sale orders will be designated as "short," and all "long" sale orders will be designated as "long," and that the designation of a sell order as "long" is a representation on my part that I own the security, and, if the security is not in your possession, that it is then impracticable to deliver the security to you forthwith, and that I will deliver it as soon as possible.

8. Reports of the execution of orders and statements of my account shall be conclusive if not objected within five days and ten days, respectively, after transmittal to me by mail or otherwise.

9. At any time and from time to time you may, in your discretion, without notice to me, apply and/or transfer any securities, commodities, contracts relating thereto, or any other property or equity therein, interchangeably between any of my accounts, whether individual or joint and from any of my accounts to any account guaranteed by me.

10. This agreement shall inure to the benefit of your and your clearing firm's successors and assigns, shall be binding on the undersigned, his heirs, executors, administrators and assigns, and shall be governed by the laws of the State of New York, without reference to its choice of law doctrine. I may not assign my rights or delegate my obligations under this agreement, in whole or part, without your prior written consent.

11. This agreement contains a pre-dispute arbitration clause. By signing an arbitration agreement the parties agree as follows:

    a. All parties to this agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

    b. Arbitration awards are generally final and binding; a party's ability to have a court reverse or modify an arbitration award is very limited.

    c. The ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings.

    d. The arbitrators do not have to explain the reason(s) for their award.

    e. The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

    f. The rules of some arbitration forums may impose time limits for bringing a claim in arbitration. In some cases, a claim that is ineligible for arbitration may be brought in court.

    g. The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated into this agreement.

I agree that any and all controversies that may arise between or among me, you and your clearing firm or any of their respective officers, directors, employees, agents, subsidiaries, or affiliates, including, but not limited to, those arising out of or relating to transactions contemplated herein, the account established hereunder, any activity or claim related to my account, or the construction, performance, or breach of this or any other agreement between or among us, whether entered into prior, on or subsequent to the date hereof, shall be determined by arbitration. Any arbitration under this agreement shall be conducted before the New York Stock Exchange LLC ("NYSE") or NASD Dispute Resolution, Inc. ("NASD DR"), and in accordance with its rules then in force. I may elect in the first instance whether arbitration shall be conducted before the NYSE or NASD DR, but if I fail to make such election, by registered letter or telegram addressed to you at your main office, before the expiration of five days after receipt of a written request from you to make such election, then you may make such election. Judgment upon the award of arbitrators may be entered in any court, state or federal, having jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

12. **LENDING AGREEMENT.** You are hereby authorized from time to time to lend separately or together with the property of others to yourself and to others any property which you may be carrying for me on margin. This authorization shall apply to all accounts carried by you for me and shall remain in full force until written notice or revocation is received by you. I agree that you may retain the benefits you receive from lending such property. I also agree that I may lose some of my rights in such property so lent including, without limitation, the receipt of dividends, the receipt of proxy materials, and the right to vote. I understand that any payment that I may receive in lieu of my lost dividends may receive tax treatment less favorable than that accorded to dividends.

13. I understand that you have entered into a fully disclosed clearing agreement with Ridge Clearing & Outsourcing Solutions, Inc. ("Clearing Firm") pursuant to which Clearing Firm provides the margin credit hereunder to me and may perform certain processing, clearing, custodial, and financing functions for you with respect to my account. I understand that Clearing Firm does not control, audit, or otherwise supervise your activities, does not verify information I provide to you regarding my account or transactions processed for my account, and does not undertake responsibility for reviewing the appropriateness of transactions entered by you on my behalf. I agree that you are not an agent of Clearing Firm, that Clearing Firm is not your agent, and that I will in no way hold Clearing Firm, or its officers, directors, employees, and agents liable for any trading losses that I may incur. I agree that Clearing Firm is a beneficiary of my representations, warranties, acknowledgments, and covenants in this agreement (including, without limitation, my, authorizations, indemnifications, waivers, and releases) to the same extent as if they were made directly by me to Clearing Firm. And I agree that Clearing Firm, in its own name and for its own benefit, shall be entitled to exercise and enforce directly against me such provisions and all other rights granted to you.

14. I understand you have the right to request a deposit or delivery of securities before executing a securities transaction. You have the right to refuse to execute securities transactions for me at any time and for any reason. I understand and agree that securities I purchase will be paid in full by the settlement date. I grant you the right of set-off. I agree to satisfy, upon demand, any indebtedness to you, including any interest, commission charges, and fees. I further agree to pay any loss, cost, and expense you may incur, including reasonable attorney's fees, (i) to collect any amount I owe you for failure to settle any securities transactions properly and for any other reason and (ii) to reimburse you if you become party to any action arising out of my securities transactions. I authorize you and/or Clearing Firm to obtain a consumer report at the time of this agreement to verify my creditworthiness and to obtain a consumer report from time to time for updates, renewals, extensions, and collection activity on any approved account. Upon my written request, you and/or Clearing Firm will disclose to me whether it obtained a report, and if so, the name and address of the consumer-reporting agency that provided it. In the event that my account is denied by Clearing Firm, as a result of the consumer report verification, I authorize Clearing Firm to provide to you the reason(s) for such denial.

15. I understand that if any term of this agreement is found to be invalid or unenforceable, all other provisions will remain in force. This agreement may be amended upon written notice from you. I agree that your failure to insist on strict compliance with this agreement is not considered a waiver of your rights under this agreement. At your discretion, you may terminate this agreement at any time on notice to me. I understand, however, that I will continue to be responsible for any obligation incurred by me prior to termination.

BY SIGNING THIS AGREEMENT, I ACKNOWLEDGE THE FOLLOWING: (1) THAT, IN ACCORDANCE WITH PARAGRAPH #11 I AM AGREEING IN ADVANCE TO ARBITRATE ANY CONTROVERSIES WHICH MAY ARISE BETWEEN OR AMONG ME, YOU, AND CLEARING FIRM, AND (2) RECEIPT OF A COPY OF THIS AGREEMENT.

JACK VANHULST (Applicant's Signature)	(Co-Applicant's Signature)
February 17, 2010 (Date)	(Date)
Senesco Technologies, Inc. (Name)	(Name)
303 George Street, Suite 420 (Address)	(Address)
New Brunswick, NJ 08901 (City, State, Zip)	(City, State, Zip)

CUSTOMER ACCOUNT AGREEMENT

J | M | P
SECURITIES

(Cash Account)

TO: The Introducing Broker (My Broker), and ADP Clearing & Outsourcing Services, Inc. (ADP Clearing)

1. The client executing this Agreement agrees as follows with respect to the Account I have established with you for the purchase, sale or carrying of securities or contracts relating thereto and/or the borrowing of funds.

2. All transactions for my Account shall be subject to the constitution, rules, regulations, customs and usages of the exchange or market (and ADP Clearing, if any) where executed.

3. The client executing this Agreement agrees that, in giving orders to sell, all "short" sale orders will be designated as "short," and all "long" sale orders will be designated as "long," and that the designation of a sell order as "long" is a representation on my part that I own the security and if the security is not in your possession at the time [illegible] to deliver the security to you forthwith, that I will deliver it as soon as possible.

4. Reports of the execution of orders and statements of my account shall be conclusive if not objected to within five days and [illegible] days respectively, after transmittal to me by mail or otherwise.

5. At any time and from time to time you may, at your discretion, without notice to me, apply and/or transfer any securities, commodities, contracts relating thereto, or any other property or equity therein, interchangeably between any of my accounts, whether individual or joint and from any of my accounts to any account guaranteed by me.

6. In consideration of your carrying my account with a Post Office Box Address, or your sending any mail to me in care of a third party, I hereby agree that "all correspondence of any nature whatsoever" sent to me in such address will have the same force and effect as if it had been delivered to me personally. I have listed my permanent address on the New Account Application.

7. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

8. This agreement contains a pre-dispute arbitration clause. By signing an arbitration agreement the parties agree as follows:

a. All parties to this agreement are giving up the right to sue each other in court, including the right to a trial by jury, except as provided by the rules of the arbitration forum in which a claim is filed.

b. Arbitration awards are generally final and binding; a party's ability to have a court reverse or modify an arbitration award is very limited.

c. The ability of the parties to obtain documents, witness statements and other discovery is generally more limited in arbitration than in court proceedings.

d. The arbitrators do not have to explain the reason(s) for their award.

e. The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

f. The rules of some arbitration forums may impose time limits for bringing a claim in arbitration. In some cases a claim that is ineligible for arbitration may be brought in court.

g. The rules of the arbitration forum in which the claim is filed, and any amendments thereto, shall be incorporated into this agreement.

The undersigned agrees, and by carrying and/or introducing an account of the undersigned you agree, that all controversies which may arise between us, including but not limited to those involving any transaction or the construction, performance, or breach of this or any other agreement between us, whether entered into prior, on or subsequent to the date hereof, shall be determined by arbitration. Any arbitration under this agreement shall be conducted before the New York Stock Exchange, Inc. ("NYSE") or the National Association of Securities Dealers, Inc. ("NASD"), and in accordance with its rules then in force. I may elect in the first instance whether arbitration shall be conducted before the NYSE or the NASD, but if I fail to make such election, by registered letter or telegram addressed to you at your main office, before the expiration of five days after receipt of a written request from you to make such election, then you may make such election. Judgment upon the award of arbitrators may be entered in any court, state or federal, having jurisdiction.

Class-action matters are excluded from arbitration proceedings conducted by the NASD. Therefore, it is further agreed that the parties to this agreement shall not bring a putative or certified class-action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class-action; or who is member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

9. Investment Objective Definitions: **Capital Preservation** - a conservative investment strategy characterized by a desire to avoid risk of loss. **Income** - strategy focused on current income rather than capital appreciation. **Growth** - investing in stocks with [illegible] growth potential. **Speculation** - taking larger risks, usually by frequent trading, with hope of higher [illegible]. All strategies involve various types and levels of risk, the most common of which are [illegible] and interest rate.

10. This Agreement and its terms shall be binding upon Client's successors, administrators, executors, [illegible] and [illegible] successors [illegible] In the event of Client's [illegible] bankruptcy [illegible] ADP Clearing [illegible] ADP Clearing may [illegible] WITHOUT PRIOR WRITTEN [illegible] ADP Clearing [illegible]

NEW ACCOUNT APPLICATION-ENTITY

J | M | P SECURITIES

I (We) would like to open a brokerage account with the Introducing Broker (my Broker) to be carried by ADP Clearing & Outsourcing Services, Inc.
ACCOUNT INFORMATION (NOTE: ALL INFORMATION MUST BE COMPLETED.) PLEASE TYPE OR PRINT

Account Information

ACCOUNT NAME: Senesco Technologies, Inc.			SOC. SEC. OR TAX I.D. NO.: 84-1368850
BUSINESS ADDRESS: 303 George Street Suite 420	CITY: New Brunswick	STATE: NJ	ZIP CODE: 08901
ATTENTION: Joel Brooks			
BUSINESS TELEPHONE NO.: 732.296.8400		MAIL TO: ☐ Mailing ☒ Business ☐ P.O. Box	US ENTITY: ☒ YES ☐ NO
FAX NO.: 732.296.9292			
MAILING ADDRESS (if Different than Business Address):	CITY:	STATE:	ZIP CODE:
ATTENTION:			

HAVE YOU GRANTED TRADING AUTHORIZATION TO ANOTHER PARTY?

☐ Yes ☒ No If Yes, Request Trading Authorization Form and provide name of agent ____________

Bank or Brokerage Reference

NAME OF FIRM: ____________ BRANCH AND ACCOUNT NUMBER: ____________

Account Type

☐ CASH (Customer Agreement on reverse side of the application)
☐ MARGIN (Request Margin and Truth in Lending Agreements)
☐ LLC
☐ Partnership (Request Form)
☐ Option (Request Option Agreement & Risk Disclosure Document)
☐ Trust (Trustee Certification Required)
☒ Corporation (Request Form)
☐ Other (Please specify) ____________

Investment Profile

INVESTMENT OBJECTIVE

___ Capital Preservation (05)
___ Income (04)
___ Growth (03)
___ Speculation (02)
___ Other (08)

RISK TOLERANCE

___ Low
___ Medium
___ High

Service Instructions

SWEEP*: ☐ Cash ☐ Margin
Specify FUND ____________

WHEN SECURITIES ARE SOLD: ☐ Hold Proceeds (7) ☐ Send Proceeds (8)

WHEN SECURITIES ARE PURCHASED, THEY WILL BE HELD IN FIRM NAME

DIVIDENDS: ☐ Hold (2) ☐ Send (1)
Contact your broker for frequency of "Send"

* In conjunction with "Hold Dividends", by selecting "Sweep" your credit balances will automatically be money market swept. Other alternatives for dividend distribution or requests for physical certificate delivery may be available. Contact your broker.

Direct Communication Rule 14b-1(c)

Rule 14B-1(c) of the Securities Exchange Act, unless you object, requires us to disclose to an issuer, upon its request, the name, address, and securities position of our customers who are beneficial owners of the issuer's securities, which are held by us in your account in nominee name. The issuer would be permitted to use your name and other related information for corporation communication only. If you object to this disclosure check the box below.

☐ Yes, I do object to the disclosure of such information.

W-9 Certification

Under penalties of perjury, I (we) certify that the number shown above on this form is my correct taxpayer identification number. Unless otherwise indicated, I (We) certify that I (We) are not subject to backup withholding and I (We) am a U.S. Person (including a U.S. resident alien). Check the box if you are subject to backup withholding under the provisions of the Internal Revenue Service code * ☐

Signatures

I authorize ADP Clearing & Outsourcing Services, Inc. (ADP Clearing) to obtain a consumer report at the time of application to verify my creditworthiness and to obtain a consumer report from time to time for updates, renewals, extensions, and collection activity on any approved account. Upon my written request, ADP Clearing will disclose to me whether it obtained a report, and if so, the name and address of the consumer-reporting agency that provided it. In the event that my account is denied, as a result of the consumer report verification, I authorize ADP Clearing to provide to my introducing broker the reason(s) for such denial.

BY SIGNING THIS APPLICATION, I (WE) ACKNOWLEDGE THE FOLLOWING: (1) THAT, IN ACCORDANCE WITH PARAGRAPH [illegible] OF THE CUSTOMER AGREEMENT, I (WE) AGREE IN ADVANCE TO ARBITRATE ANY CONTROVERSIES WHICH MAY ARISE WITH EACH OR BOTH OF US, (2) RECEIPT OF A COPY OF THE CUSTOMER AGREEMENT ON THE REVERSE SIDE OF THIS APPLICATION AND (3) THE INFORMATION PROVIDED ABOVE IS ACCURATE AND CORRECT.

SIGNATURE: ▷ [signature] JACK VANHULST DATE: 2/17/10

For Office Use Only

FIRST TRADE	DATE OPENED	INTRODUCING BROKER / DEALER	CUSTOMER ID VERIFIED (Must be Completed) ☐ Yes ☐ No
ACCOUNT NO.	INTRODUCING REP SIGNATURE	REP NO.	BRANCH MGR APPROVAL

NB064-2 8-2006 (US 127)